WESTCORE TRUST

Supplement dated February 13, 2015 to the Westcore Equity and Bond Funds Prospectus and Westcore Growth Fund Summary Prospectus, each dated April 30, 2014.

Effective February 13, 2015, Ross G. Moscatelli, CFA, will relinquish his duties as the Director of Large-Cap Growth Research and Portfolio Manager of the Westcore Growth Fund.

Craig W. Juran, CFA, will assume responsibility as Director of Large-Cap Growth Research effective February 13, 2015 and continues to serve as Portfolio Manager of the Westcore Growth Fund. Mr. Juran has been a Portfolio Manager of the Westcore Growth Fund since 2004, when he joined the firm.

Prospectus

Effective February 13, 2015, the following paragraph replaces the paragraph regarding the Westcore Growth Fund on page 72 under the caption titled “Investment Personnel” in the “Management of the Funds” section.

Westcore Growth Fund

The Westcore Growth Fund (the “Fund”) is managed by Mr. Craig W. Juran, CFA, Director of Large-Cap Growth Research. Mr. Juran is further supported by the dedicated research analysts of the Large-Cap Growth Team. This team also leverages the resources and research of the Small- & Mid-Cap Growth Team. Each member of the Large-Cap Growth Team is assigned specific industries to focus their research efforts. Team members recommend purchase and sell decisions for the Fund. Every potential new investment is presented to the Large-Cap Growth Team which reviews the investment ideas to determine whether a potential investment is attractive and compatible with the Fund’s investment objective. The Large-Cap Growth Team typically seeks to reach consensus on all investment decisions, however Mr. Juran, as Director of Large-Cap Growth Research, has ultimate responsibility for the final decision to buy or sell a security.

Effective February 13, 2015, the paragraph relating to Mr. Moscatelli, on page 74 under the caption titled “Portfolio Managers” in the “Management of the Funds” section, is hereby deleted.

Summary Prospectus/Summary Sections

The following changes will become effective February 13, 2015 in the section titled Name(s) of Portfolio Manager(s) and Title(s) for Westcore Growth Fund.

Information regarding Ross G. Moscatelli, CFA, is hereby deleted.

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